EXHIBIT 31.2

CERTIFICATION

I, Barry A. Fromberg, certify that:

1.	I have reviewed this annual report on Form 10-Q of Dean Holding Company;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Dean Holding Company as of, and for, the periods presented in this quarterly report;

4.	Dean Holding Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Dean Holding Company and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Dean Holding Company and its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b.	Evaluated the effectiveness of Dean Holding Company’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the period covered by this annual report based on such evaluation; and

c.	Disclosed in this annual report any change in Dean Holding Company’s internal control over financial reporting that occurred during Dean Holding Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Dean Holding Company’s internal control over financial reporting.

5.	Dean Holding Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Dean Holding Company’s auditors and the audit committee of Dean Holding Company’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Dean Holding Company’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in Dean Holding Company’s internal control over financial reporting.

/s/ BARRY A. FROMBERG

Barry A. Fromberg
Chief Financial Officer

March 17, 2005